                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 27, 1995 included in Exide Corporation's Form 10-K for the fiscal year ended March 31, 1995 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Philadelphia, PA.,
September 28, 1995